SUPPLEMENT TO THE FIDELITY CAPITAL & INCOME FUND AND FIDELITY HIGH INCOME FUND JUNE 26, 1998 PROSPECTUS

   On April 14, 1999, shareholders of High Income approved a proposal to revise the fund's current all-inclusive management fee structure to a group fee structure that is standard for other comparable Fidelity bond funds effective May 1, 1999.

   The following information replaces the similar information found under the heading "Annual Fund Operating Expenses" in the "Key Facts" section beginning on page 3.

   ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
20).

   The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.82% for Capital & Income.

   The following information replaces the similar information for High Income under the heading "Annual Fund Operating Expenses" in the "Key Facts" section beginning on page 3.

   HIGH INCOME

Management fee                  0.59%

12b-1 fee                       None

Other expenses                  0.16%

Total fund operating expenses   0.75%


   HIGH INCOME

1 year    $ 8

3 years   $ 24

5 years   $ 42

10 years  $ 93


   Effective May 1, 1999, FMR has voluntarily agreed to reimburse High Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.80% of its average net assets through December 31, 2000.

   The following information replaces the similar information found under the heading "Breakdown of Expenses" in the "The Funds in Detail" section beginning on page 11.

   BREAKDOWN OF EXPENSES

   Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

   Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.

   FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained below.

   FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

   The following information replaces the heading and the information found under the heading "Management and Other Expenses" in the "The Funds in Detail" section beginning on page 11.

   MANAGEMENT FEE

   The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

   The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

   For April 1998, the group fee rate was 0.13%. The individual fund fee rate is 0.45% for Capital & Income and 0.45% for High Income.

   For the fiscal year ended April 30, 1998, Capital & Income paid a
total management fee rate of 0.59% of the     fund's average net
assets.

   For the fiscal year ended April 30, 1998, High Income paid FMR a management fee of 0.80% of the fund's average net assets and FMR paid all of the other expenses of the fund with limited exceptions.

   FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

   The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.

   OTHER EXPENSES

   While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
   The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

   For the fiscal year ended April 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following for Capital & Income. These amounts are before expense reductions, if any.

                  Transfer Agency and Pricing
                  and Bookkeeping Fees Paid by
                  Fund

Capital & Income   0.23%


   In the case of High Income, FMR, not the fund, paid for these services for the fiscal year ended April 1998 under the fund's all-inclusive management contract in effect at that time.

   Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

The following information supplements the information found under the heading "FMR and Its Affiliates" in the "The Funds in Detail" section beginning on page 11:

In August 1998, the NGC Asbestos Diseases and Property Damage Settlement Trust commenced an action in the state District Court of Dallas County, Texas, against FMR and other unrelated parties. The complaint alleges that during the reorganization of National Gypsum Company, the defendants (including FMR acting on behalf of Capital & Income and another Fidelity fund) failed to disclose information material to the valuation of the reorganized entity. The complaint seeks actual and punitive damages, plus costs and interest, and the imposition of a constructive trust. FMR denies the allegations and intends to defend the lawsuit vigorously.